Exhibit 10.20


                                                                 EXECUTION COPY


                              ACCESSION AGREEMENT

                                                     March 15, 2000




         We refer to the Amended and Restated Custody and Loan Agreement dated as of August 6, 1999 among Morgan Stanley Aircraft Finance, the other MSAF Lessors and International Lease Finance Corporation (the "Custody and Loan Agreement"). Capitalized terms used and not defined in this Accession Agreement have the meanings specified in the Custody and Loan Agreement.

         We agree, as of the date of this Accession Agreement, to be considered a party to the Custody and Loan Agreement for all purposes, as if an original signatory to the Custody and Loan Agreement, and to be bound, as an MSAF Lessor, by the terms of the Custody and Loan Agreement.


                                            MSA V


                                            By: /s/ Brian J. Gill
                                                --------------------------------
                                                Name:  Brian J. Gill
                                                Title: Authorized Representative



                                            MSA VI


                                            By: /s/ Brian J. Gill
                                                --------------------------------
                                                Name:  Brian J. Gill
                                                Title: Authorized Representative

                                            MSA VII


                                            By: /s/ Brian J. Gill
                                                --------------------------------
                                                Name:  Brian J. Gill
                                                Title: Authorized Representative


ACCEPTED AND ACKNOWLEDGED

MORGAN STANLEY AIRCRAFT
 FINANCE

By: /s/ Brian J. Gill
   -----------------------------------------
    Name:  Brian J. Gill
    Title: Authorized Representative



INTERNATIONAL LEASE FINANCE
 CORPORATION

By: /s/ Pamela S. Hendry
   -----------------------------------------
    Name:  Pamela S. Hendry
    Title: Vice President and Treasurer



MSA I

By: /s/ Brian J. Gill
   -----------------------------------------
    Name:  Brian J. Gill
    Title: Authorized Representative



MSA II


By: /s/ Brian J. Gill
   -----------------------------------------
    Name:  Brian J. Gill
    Title: Authorized Representative

MSA III


By: /s/ Brian J. Gill
   -----------------------------------------
    Name:  Brian J. Gill
    Title: Authorized Representative





SIGNED SEALED AND DELIVERED
for and on behalf of
GREENFLY (IRELAND) LIMITED,
by /s/ Kieran O'Keefe
   -----------------------------------------
its duly authorized attorney in fact in the
presence of: /s/ Jacqueline Kelly



REDFLY (UK) LIMITED


By: /s/ Kieran O'Keefe
   -----------------------------------------
    Name: Kieran O'Keefe
    Title: Director